Trading Account Profits and Losses [Text Block]	12 Months Ended
Mar. 31, 2021
Text Block [Abstract]
Trading Account Profits and Losses [Text Block]
28.	TRADING ACCOUNT PROFITS AND LOSSES
The MUFG Group performs trading activities through market-making, sales and arbitrage, while maintaining risk levels within appropriate limits in accordance with its risk management policy.
The MUFG Group has trading account securities and trading derivative assets and liabilities for this purpose. In addition, the trading account securities include foreign currency-denominated debt securities such as foreign government or official institution bonds, corporate bonds and mortgage-backed securities, which are mainly comprised of securities measured at fair value under the fair value option.
Net trading gains (losses) for the fiscal years ended March 31, 2019, 2020 and 2021 were comprised of the following:

	2019	2020	2021
	(in millions)
Interest rate and other derivative contracts	¥(24,031)	¥(159,045)	¥(429,586)
Trading account securities, excluding derivatives	192,931	924,418	19,218

Trading account profits (losses)—net	168,900	765,373	(410,368)
Foreign exchange derivative contracts (1)	(354,401)	(434,052)	(79,559)

Net trading gains (losses)	¥(185,501)	¥331,321	¥(489,927)

Note:
(1)	Losses on foreign exchange derivative contracts are included in Foreign exchange gains (losses)—net in the accompanying consolidated statements of income. Foreign exchange gains (losses)—net in the accompanying consolidated statements of income are also comprised of foreign exchange gains (losses) other than derivative contracts and foreign exchange gains (losses) related to the fair value option.
For further information on the methodologies and assumptions used to estimate fair value, see Note 31, which also shows fair values of trading account securities by major category. Note 23 discloses further information regarding the derivative-related impact on Trading account profits (losses)—net by major category.